UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.    )

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
[   ]   Preliminary Proxy Statement
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[X]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material under Rule 14a-12

CG FUNDS TRUST
(Name of Registrant as Specified In Its Charter)

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

CG CORE BALANCED FUND
A Series of CG Funds Trust

733 Third Avenue, 24th Floor
New York, NY 10017
1-855-460-2838

Dear Shareholder:

Please take a moment to read this letter about an important matter pertaining to your investment.  CG Asset Management LLC (“CGAM”) has served as the investment adviser, and Wall Street Management Corporation (“WSMC”) has served as sub-adviser, to the CG Core Balanced Fund (formerly, Capital Guardian Core Balanced Fund) (the “Fund”), a series of CG Funds Trust (formerly, Capital Guardian Funds Trust)(the “Trust”), since its inception on December 31, 2013.  The Board has reviewed and approved a proposal that WSMC, the current sub-adviser, replace CGAM as the adviser to the Fund. All other aspects of management of the Fund will remain the same.

The Trust is registered under the Investment Company Act of 1940, as amended, which prohibits acting as an investment adviser to a mutual fund without a written investment advisory agreement that the mutual fund’s shareholders have approved.

I am writing to ask for your prompt vote for the approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and WSMC.  The new investment advisory agreement will replace the current investment advisory agreement between the Trust, on behalf of the Fund, and CGAM. The current sub-advisory agreement with WSMC will terminate if the new investment advisory agreement is approved by shareholders. The approval of the new agreement will not result in any change in the fees charged to the Fund, the Fund’s investment strategies, or the way the Fund is managed.  This package contains information about the proposal to approve the new investment advisory agreement.

The proposal has been carefully reviewed by the Trust’s Board of Trustees.  The Board of Trustees unanimously recommends that you vote FOR the proposal.  It is very important that we receive your vote before April 27, 2015.  I appreciate your participation and prompt response in this matter.

Sincerely,

Robert P. Morse
President

Voting is quick and easy.  Everything you need is enclosed.  To cast your vote:

•	PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

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Important information to help you understand and vote on the proposal:

Please read the full text of the proxy statement.  Below is a brief overview of the proposal to be voted upon.  Your vote is important.

What is this document and why did you send it to me?

We are sending this document to you for your use in connection with the solicitation by CG Funds Trust (formerly, Capital Guardian Funds Trust) (the “Trust”) of your vote to approve the new investment advisory agreement between the Trust, on behalf of its series, the CG Core Balanced Fund (formerly, Capital Guardian Core Balanced Fund) (the “Fund”), and Wall Street Management Corporation (“WSMC”) to enable WSMC to as act as the new investment adviser for the Fund.  This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement, and a Proxy Card.

At a meeting of the Trust’s Board of Trustees (the “Board”) held on March 19, 2015, the Board approved WSMC as the investment adviser to the Fund under a new investment advisory agreement (the “New Investment Advisory Agreement”).

What am I being asked to vote on?

You are being asked to vote to approve the New Investment Advisory Agreement between WSMC and the Trust, on behalf of the Fund. CGAM has served as the adviser and WSMC has served as the sub-adviser to the Fund since its inception on December 31, 2013. Robert P. Morse has served as portfolio manager of the Fund since its inception, and, under the new advisory arrangement, will continue to serve as portfolio manager to the Fund according to the same investment objective, policies and strategy.

The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which prohibits acting as an investment adviser to a mutual fund without a written investment advisory agreement that the mutual fund’s shareholders have approved.  The Board approved the New Investment Advisory Agreement with WSMC on behalf of the Fund during the Board meeting held on March 19, 2015, subject to shareholder approval.

Accordingly, the Fund needs the shareholders to approve the New Investment Advisory Agreement to allow WSMC to act as the Fund’s new investment adviser.  If Fund shareholders do not approve the New Investment Advisory Agreement for the Fund, the Board will have to consider other alternatives for the Fund, including retaining CGAM as the investment adviser going forward.

How will my approval of the proposal affect the management and operation of the Fund?

The Fund’s investment strategies will not change as a result of the New Investment Advisory Agreement. The same management team will continue to manage the Fund’s portfolio according to the same investment objective, policies, and strategies.

How will my approval of the proposal affect the expenses of the Fund?

The proposed approval of the New Investment Advisory Agreement will not result in an increase of the investment advisory fee paid by the Fund or in the Fund’s total expenses.

What are the primary reasons for the selection of WSMC as the investment adviser of the Fund?

The Board weighed a number of factors in reaching its decision to replace CGAM with WSMC as the new investment adviser for the Fund, including the fact that the Fund’s current portfolio manager would continue to provide the day-to-day management of the Fund.  The Board also considered that, as a result of the proposal, the Fund’s advisory fee would not increase and that all costs incurred by the Fund as a result of this change would be borne by CGAM, not the Fund’s shareholders.  In addition, WSMC has contractually agreed to waive its advisory fee and/or reimburse expenses of the Fund to the extent necessary to ensure that the Fund’s total annual operating expenses do not exceed the Fund’s current expense limitation similar to the current investment adviser.  The agreement by WSMC to waive advisory fees and/or reimburse expenses of the Fund will continue under a separate Operating Expenses Limitation Agreement until at least February 28, 2025.  Other expected benefits include providing continuity in the portfolio management of the Fund, including retaining the current personnel, and maintaining the current relationships with third-party vendors.

Q&A	1

Has the Board approved the proposal?

Yes.  The Board has unanimously approved the proposal set forth herein, and recommends that shareholders also vote to approve the proposal.

Who is AST Fund Solutions?

AST Fund Solutions is a third party proxy vendor that the Fund has engaged to contact shareholders and record proxy votes.  In order to hold a shareholder meeting, a quorum must be reached.  If a quorum is not attained, the meeting must adjourn to a future date.  Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be paid by CGAM.

Who is eligible to vote?

Shareholders of record of the Fund as of the close of business on March 20, 2015 (the “Record Date”) are entitled to be present and to vote at the special meeting of shareholders (the “Special Meeting”) or any adjournment or postponement thereof.  Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the proposal presented at the Special Meeting.

How is a quorum for the Special Meeting established?

The presence of a majority of the outstanding shares entitled to vote of the Fund constitutes a quorum for the Special Meeting.  Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.  However, since such shares are not voted in favor of the proposal, they have the effect of counting as a vote AGAINST the proposal.  If a quorum is not present for the Fund at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received on behalf of the Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Fund.

What vote is required to approve the proposal?

Approval of the New Investment Advisory Agreement requires the vote of the “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Q&A	2

How do I vote my shares?

Although you may attend the Special Meeting and vote in person, you do not have to.  You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope.  You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions.

You may also vote through the Internet by visitingproxyonline.com/docs/cgcorebalanced.pdf and following the on-line instructions.

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting.  Abstentions will be treated as votes AGAINST the proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may vote your proxy by Internet or telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

Q&A	3

CG CORE BALANCED FUND

A Series of CG Funds Trust

733 Third Avenue, 24th Floor
New York, NY 10017
1-855-460-2838

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders (the “Special Meeting”) of the CG Core Balanced Fund (formerly Capital Guardian Core Balanced Fund) (the “Fund”), a series of CG Funds Trust (formerly, Capital Guardian Funds Trust) (the “Trust”), will be held at the offices of the Trust, 733 Third Avenue, 24th Floor, New York, NY 10017, on Monday, April 27, 2015, at 10:00 a.m., Eastern time.

The purpose of the Special Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

1.	To approve an Investment Advisory Agreement between Wall Street Management Corporation and the Trust on behalf of the Fund.

2.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponement thereof.

The Trust’s Board of Trustees has fixed the close of business on March 20, 2015 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

By order of the Board of Trustees,

Michael R. Linburn
Executive Vice President and Secretary
April 2, 2015

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone or Internet voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF THE

CG CORE BALANCED FUND

A Series of CG Funds Trust

733 Third Avenue, 24th Floor
New York, NY 10017
1-855-460-2838

TO BE HELD ON APRIL 27, 2015

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of CG Funds Trust (formerly, Capital Guardian Funds Trust) (the “Trust) and its series CG Core Balanced Fund (formerly, Capital Guardian Core Balanced Fund) (the “Fund”), and at any adjournments or postponement thereof (the “Special Meeting”), to be held on Monday, April 27, 2015 at 10:00 a.m., Eastern time, at the offices of the Trust, 733 Third Avenue, 24th Floor, New York, NY 10017.

Shareholders of record at the close of business on the record date, established as March 20, 2015 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.  This Proxy Statement is expected to be mailed to shareholders on or about April 3, 2015.  The Special Meeting is being held to vote on the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

PROPOSAL	To approve an Investment Advisory Agreement between Wall Street Management Corporation and the Trust on behalf of the Fund.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on April 27, 2015:

            The Notice of Special Meeting and Proxy Statement are available at proxyonline.com/docs/cgcorebalanced.pdf.  To obtain directions to attend the Special Meeting, please call 1-855-460-2838.  For a free copy of the Fund’s latest annual and/or semi-annual report, call 1-855-460-2838 or visit the Fund’s website at www.cgfundstrust.com or write to the Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Background

CG Asset Management LLC (“CGAM”) has served as the investment adviser, and Wall Street Management Corporation (“WSMC”) has served as the sub-adviser, to the Fund since its inception on December 31, 2013. It is now being proposed that WSMC replace CGAM as the adviser to the Fund. Robert P. Morse has served as portfolio manager of the Fund since its inception and will continue to serve as portfolio manager to the Fund according to the same investment objective, policies and strategy.

The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which prohibits acting as an investment adviser to a mutual fund without a written investment advisory agreement that the mutual fund’s shareholders have approved.

Proxy Statement	1

At a meeting of the Board held on March 19, 2015, the Board, including a majority of Trustees who are not “interested persons,” (the “Independent Trustees”) as that term is defined under the 1940 Act, determined that the adviser/sub-adviser structure did not provide the anticipated benefits to the Fund and that it was not in the best interest of the Fund to continue the investment advisory agreement with CGAM. The Board approved a new investment advisory agreement with WSMC on behalf of the Fund (the “New Investment Advisory Agreement”), subject to shareholder approval.  The terms of the New Investment Advisory Agreement are substantially identical to the terms of the previous agreement the Fund held with the Fund’s previous investment adviser except for the commencement date of the agreement.

The Fund needs shareholders to approve the New Investment Advisory Agreement to allow WSMC to act as the Fund’s new investment adviser.  If Fund shareholders do not approve the New Investment Advisory Agreement, the Board will have to consider other alternatives for the Fund.

Legal Requirements in Approving the New Investment Advisory Agreement

The form of the New Investment Advisory Agreement is attached hereto as Exhibit A.  The terms of the New Investment Advisory Agreement are substantially identical to the terms of the prior investment advisory agreement with CGAM dated December 5, 2013 (the “Prior Investment Advisory Agreement”) and are identical with respect to services to be provided by WSMC compared to those previously provided by CGAM.  The Prior Investment Advisory Agreement was last submitted to the shareholders of the Fund for approval on December 5, 2013, and was effective upon the Fund’s commencement of operations as a series of the Trust.

The New Investment Advisory Agreement and the Prior Agreement have identical fee structures.  There are no material differences between the two agreements, other than their effective dates.  The material terms of the New Investment Advisory Agreement and the Prior Agreement are compared below in the “Summary of the New Investment Advisory Agreement and Prior Investment Advisory Agreement” section.

If shareholders approve the New Investment Advisory Agreement, it will take effect on or about April 27, 2015.  If shareholders do not approve the New Investment Advisory Agreement with respect to the Fund, WSMC will not be permitted to serve as the Fund’s investment adviser and the Board will have to consider other alternatives for the Fund, including seeking Fund shareholder approval of the New Investment Advisory Agreement again or retaining CGAM as the investment adviser to the Fund.

Compensation

Under the Prior Investment Advisory Agreement, CGAM is entitled to receive a monthly advisory fee computed at an annual rate of 0.75% of the Fund’s average daily net assets in return for the services provided by CGAM as investment adviser to the Fund.  The fee structure under the New Investment Advisory Agreement with WSMC will be identical to the fee structure under the Prior Investment Advisory Agreement with CGAM.  For the fiscal year ended October 31, 2014, the Fund paid CGAM investment advisory fees in the amounts shown below.

In connection with the Prior Investment Advisory Agreement, CGAM contractually agreed to an operating expense limitation that limited the Fund’s total annual operating expenses to 1.00% and 1.25% of the Institutional Class and Investor Class Shares (not currently offered), respectively, of the Fund’s average annual net assets (the “Expense Caps”).  Pursuant to this commitment, in the event the Fund’s operating expenses, as accrued each month, exceeded the Fund’s annual expense limitation, CGAM would waive its fees or reimburse the Fund for its expenses to the extent necessary to maintain such Expense Caps.  WSMC has agreed to continue limiting the Fund’s expenses under a separate operating expenses limitation agreement through at least February 28, 2025, (the “New Operating Expenses Limitation Agreement”).  The form of the New Operating Expenses Limitation Agreement is attached hereto as Exhibit B.

Proxy Statement	2

Under the current Operating Expenses Limitation Agreement with CGAM, CGAM is permitted to be reimbursed, in certain circumstances, for fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement is subject to the Board’s review and approval.  This reimbursement may be requested by CGAM if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Caps.  The New Operating Expenses Limitation Agreement with WSMC maintains the same terms, permitting WSMC the ability to be reimbursed for fee reductions and/or expense payments made by WSMC in the prior three fiscal years with Board approval.  Any management fees waived or expenses paid by CGAM  during the time it served as adviser to the Fund will be subject to recoupment by CGAM for three years from the time such fee reductions and/or expense payments were made pursuant to the terms of the current Operating Expense Limitation Agreement.  Any such recoupment is contingent upon the subsequent review and approval of the recouped amounts by the Board.

Management Fees Paid to CGAM for the Fiscal Year Ended October 31, 2014

Fees Accrued by Adviser	$ 3,310
Fees Waived/Reimbursed	$ 220,830
Fees Recouped	$ 0
Net Fees Paid to Adviser	$(217,520)^
                                                                                 ^ A negative amount indicates an expense reimbursement in excess of the advisory fees.
                                                                                                                    This amount is subject to recoupment by CGAM.

Information about WSMC

WSMC is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the 1940 Act with its principal office located at 733 Third Avenue, 24th Floor, New York, NY 10017.  WSCM is controlled by Morse Williams Holding Company by virtue of its 90% ownership of WSMC.  Morse Williams Holding Company is a family-owned company with four common equity shareholders.

The following table sets forth the name, position and principal occupation of each current principal officer of WSMC, each of whom is located at WSMC’s principal office location.

Name	Position/Principal Occupation
Michael R. Linburn	President and Chief Compliance Officer

The following table sets forth the name of each person who owns of record, or beneficially, 10% or more of the outstanding voting securities of WSMC as of December 31, 2014, each of whom is located at WSMC’s principal office location.

Name	% of Voting Securities Held
Morse Williams Holding Co.	90%
Michael R. Linburn	10%

Summary of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement

A copy of the proposed New Investment Advisory Agreement is attached hereto as Exhibit A.  The following description is only a summary.  You should refer to Exhibit A for the New Investment Advisory Agreement, and the description set forth in this Proxy Statement of the New Investment Advisory Agreement is qualified in its entirety by reference to Exhibit A.  The investment advisory services to be provided by WSMC under the New Investment Advisory Agreement and the fee structure are identical to the services currently provided by CGAM and the fee structure under the Prior Investment Advisory Agreement.

Proxy Statement	3

Advisory Services.  The New Investment Advisory Agreement retains WSMC to act as the investment adviser and manager to render research, statistical, advisory and managerial services to the Fund, and to supervise the investments of the, subject to the direction and control of the Board. WSMC in its supervision of the investments of the Fund will be guided by the Fund’s fundamental investment policies and the provisions and restrictions contained in the Agreement and Declaration of Trust and By-laws of the Trust, and as set forth in the Fund’s registration statement and exhibits thereto, as may be filed with the SEC, all subject to the applicable provisions of the 1940 Act.

The Prior Investment Advisory Agreement contained substantially similar terms with respect to CGAM.

Brokerage.  The New Investment Advisory Agreement provides that the adviser or its agents shall arrange for the placing of all orders for the purchase and sale of portfolio securities for the Fund's account with brokers or dealers selected by the adviser.  In the selection of such brokers or dealers and the placing of such orders, the adviser will use its best efforts to seek for the Fund the most favorable execution and net price available and will consider all factors it deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm's risk in positioning a block of securities.

The New Investment Advisory Agreement also provides that it is in the interest of the Fund that the adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when brokerage is allocated to other brokers on the basis of the best price and execution.  The adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Fund’s Trustees from time to time.  In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the adviser exercises investment discretion.

The Prior Investment Advisory Agreement contained substantially similar terms with respect to CGAM.

Payment of Expenses.  Under the New Investment Advisory Agreement, WSMC will pay all expenses incurred in performing its investment advisory services, including without limitation, interest charges, taxes, costs of purchasing and selling securities for its portfolio, rent, expenses of redemption of shares, auditing and legal expenses; expenses attributable to typesetting and printing only such copies of prospectuses filed with any Federal or state agency, regulatory authority or governmental department; directors’ fees and expenses necessarily incurred by directors in attendance at directors’ meetings; expenses of administrative personnel and administrative services, custodian fees; fees of transfer agents, registrar and dividend disbursing agents; the cost of stock certificates and corporate reports; all other printing expenses not otherwise allocated to WSMC under the New Investment Advisory Agreement; costs in connection with Board meetings and the annual or special meetings of shareholders, including proxy material preparation and distribution, filing fees, dues, insurance premiums, miscellaneous management and operating expenses and expenses of an extraordinary and nonrecurring nature. The Prior Investment Advisory Agreement contained substantially similar terms with respect to CGAM.

Management Fees.  Both the New Investment Advisory Agreement and Prior Investment Advisory Agreement contain an identical fee structure based on the Fund’s average daily net assets.

Proxy Statement	4

Duration and Termination.  The Prior Investment Advisory Agreement provided that the agreement would become effective at the time the Fund commenced operations.  The New Investment Advisory Agreement provides that the agreement will become effective at the time the Fund receives an affirmative vote of a majority of the outstanding voting securities of the Fund.  Both the Prior Investment Advisory Agreement and the New Investment Advisory Agreement provide that the agreements will continue in effect for a period of two years, unless sooner terminated, and that they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the Board or by the vote of a majority of the outstanding securities of the Fund.  The New Investment Advisory Agreement provides that it may, on sixty (60) days written notice, be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, or by WSMC.  The Prior Investment Advisory Agreement contained identical terms with respect to CGAM.

Limitation on Liability and Indemnification.  The New Investment Advisory Agreement provides that the adviser shall not be liable to the Fund for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed on it by the New Investment Advisory Agreement.

The Prior Investment Advisory Agreement provides that the adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Prior Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the adviser of its obligations and duties under the Prior Investment Advisory Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

Board Recommendation of Approval

In reaching its decision to recommend the approval of the New Investment Advisory Agreement, the Board, including a majority of the Independent Trustees, met in person at a meeting held on March 19, 2015.  The Board concluded that the adviser/sub-adviser structure did not provide the anticipated benefits to the Fund and that it was now in the best interest of the Fund to terminate the Prior Investment Advisory Agreement. The Board then discussed the New Investment Advisory Agreement with WSMC.  In the course of their review, the Board considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Fund.  In deciding to approve and propose the New Investment Advisory Agreement to shareholders for approval, the Board considered the following matters, including, but not limited to: (1) the nature, extent and quality of services to be provided to the Fund; (2) the performance of the Fund; (3) the fact that there are no material differences between the terms of the New Investment Advisory Agreement and the terms of the Prior Agreement; (4) the fact that Robert P. Morse will continue to act as portfolio manager to the Fund; (5) the fact that the fee structure under the New Investment Advisory Agreement will be identical to the fee structure under the Prior Agreement and that WSMC has agreed to maintain the Fund’s current expense limitation until at least February 28, 2025; and (6) other factors deemed relevant.

Below is a summary of the material factors considered by the Board in its deliberations as to whether to approve the New Investment Advisory Agreement, and the Board’s conclusions.  In its deliberations, the Board did not rank the importance of any particular piece of information or factor considered, but considered these matters in their totality.

Nature, Extent and Quality of Services to be Provided to the Fund. The Board considered the nature, extent and quality of services to be provided by WSMC as adviser to the Fund.  The Board considered the specific investment process to be employed by Mr. Morse in managing the Fund, the qualifications of Mr. Morse with regard to implementing the Fund’s investment mandate, and the Fund’s performance record as compared to a relevant benchmark.  The Board considered WSMC’s organization, and the personnel, operations and resources that WSMC will engage and use to manage the Fund.  The Board concluded that WSMC had, or had engaged, sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Investment Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well WSMC’s compliance policies and procedures, were satisfactory and reliable.

Proxy Statement	5

Costs of Service to be provided and Profits to be Realized. The Board considered the annual advisory fee that the Fund will pay to WSMC in the amount of 0.75% of the Fund’s average annual daily net assets for services that WSMC will render to the Fund.  The Trustees further noted that WSMC expects to subsidize the cost of all shareholder (other than transfer agency fees) and distribution services rendered to the Fund which exceed the projected Rule 12b-1 fees payable by the Fund.  The Trustees also noted that WSMC had contractually agreed to reimburse the Fund for its operating expenses until at least February 28, 2025 in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, interest, taxes and extraordinary expenses) do not exceed 1.25% of the average daily net assets of the Investor Class and 1.00% of the average daily net assets of the Institutional Class shares.  The Board concluded that WSMC’s service relationship with the Fund will not initially be profitable.

The Board concluded that the Fund’s expenses and advisory fees which would be payable to WSMC were fair and reasonable in light of the comparative performance, total expense, and management fee information.

Extent of Economies of Scale as the Fund Grows.  The Board compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Board also reviewed the structures of the Fund’s advisory fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how whose economies of scale were being or would be shared with shareholders).  The Board noted that WSMC has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitations.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels.

The Board discussed the likely overall profitability of WSMC from managing the Fund.  In assessing possible profitability, the Board reviewed the adviser’s financial information and took into account both the likely direct and indirect benefits to WSMC from advising the Fund, including soft dollars and 12b-1 distribution fees for Investor Class shares of the Fund, when offered.  The Board concluded that WSMC’s profit from managing the Fund would likely not be excessive.

Benefits to be Derived from the Relationship with the Fund.  The Board considered the direct and indirect benefits that could be realized by WSMC from its association with the Fund.  The Board concluded that the benefits WSMC may receive, such as continuity in the portfolio management of the Fund, including retaining the current personnel, maintaining the current relationships with third-party vendors, appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

No single factor was determinative in the Board’s decision to approve the New Investment Advisory Agreement for the Fund, but rather the Board based its determination on the total mix of information available to the Trustees.  Based on a consideration of all the factors in their totality, the Board, including all of the Independent Trustees, determined that the New Investment Advisory Agreement with WSMC, including the advisory fee, was fair and reasonable.  The Board therefore determined that the approval of the New Investment Advisory Agreement would be in the best interest of the Fund and its shareholders.

Proxy Statement	6

Vote Required

Approval of the New Investment Advisory Agreement requires the vote of the “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Based on all of the foregoing, the Board recommends that shareholders of the Fund vote FOR the approval of the Proposal.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting.  However, if any other matters properly come before the Special Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSAL

The Fund does not hold annual shareholder meetings.  Shareholders wishing to submit a proposal for inclusion in a proxy statement for a shareholder meeting should send their written proposal to the Secretary of the Trust, 733 Third Avenue, 24th Floor, New York, NY 10017.  A proposal must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Fund, in care of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of WSMC

Since the beginning of the most recently completed fiscal year, no trustee has made any purchases or sales of securities of WSMC or any of its affiliated companies.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting.  As of that date, each class of the Fund’s shares had the following outstanding:

Investor Shares (not currently offered)	Institutional Shares
0	142,776

Proxy Statement	7

Management Ownership.  As of the Record Date, the Board and the officers of the Trust, as a group, beneficially owned 7.44% of the outstanding shares of the Fund.  The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Fund.  As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in WSMC, U.S. Bancorp, the parent company of the distributor, or any of their respective affiliates.

Control Persons and Principal Shareholders.  A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  As of the Record Date, the following shareholders are known by the Fund to be a control person or principal shareholder of the Fund:

Name and Address	Shares	% Ownership	Type of Ownership
Attn: Mutual Fund Admin C/O Mellon Bank ID225 SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	95,305	66.75%	Record
Charles Schwab & Co Inc. FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	47,471	33.25%	Record

Portfolio Transactions

The Fund does not allocate portfolio brokerage on the basis of the sales of Fund shares.  Brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions, but only pursuant to the WSMC’s policy with respect to allocation of brokerage to compensate for distribution of Fund shares.  The Fund does not execute portfolio transactions through affiliated brokers.

Solicitation of Proxies and Voting

This solicitation is being made primarily by the mailing of this Proxy Statement, along with a notice of the Special Meeting and proxy card, on or about April 3, 2015.  Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or personal interview by representatives of the Fund.  In addition, AST Fund Solutions may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Fund.  The Fund may also arrange to have votes recorded by telephone.

Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (1) written instruction addressed to the Trust, 733 Third Avenue, 24th Floor, New York, NY 10017; (2) attendance at the Special Meeting and voting in person; or (3) by proper execution and return of a proxy card bearing a later date (if received in time to be voted).  Mere attendance at the Special Meeting will not revoke voting instructions.

If the Fund records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.  Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, these shares will be considered “broker non-votes.”  Broker non-votes will be counted as present for purposes of determining quorum, but will not count towards the number of votes in favor of the approval of the New Investment Advisory Agreement, which means they will have the effect of a vote AGAINST the proposal.  With respect to any other business that may properly come before the Special Meeting, the effect of broker non-votes will be dependent upon the vote that is required to approve such proposal.

Proxy Statement	8

All proxies solicited by the Board that are properly executed and received by the Fund’s Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting.  Shares represented by such proxies will be voted in accordance with the instructions on the proxies.  If no instruction is made on a properly executed proxy, it will be voted FOR the proposal.  All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, but abstentions will not count toward the number of votes in favor of approval of the New Investment Advisory Agreement, which means they will have the effect of a vote AGAINST the proposal.

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions.  If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

A quorum is a majority of outstanding shares entitled to vote in person or by proxy at the Special Meeting.  If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the proposal, unless directed to vote AGAINST the proposed adjournment.

Shareholders of record of the Fund at the close of business on March 20, 2015 will be entitled to vote at the Special Meeting.  Other than any principal shareholders disclosed above, to the knowledge of the Fund no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund as of March 15, 2015.  Each whole share you hold as of the close of business on the Record Date is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

The Fund expects that the solicitation will be primarily by mail, but also may include telephone solicitations.  If the Fund does not receive your proxy by a certain time, you may receive a telephone call from AST Fund Solutions, Trust officers, employees or agents asking you to vote.  The Fund does not reimburse officers of the Trust, or regular employees and agents involved in the solicitation of proxies.

The expenses in connection with preparing this Proxy Statement and its enclosures and all related legal expenses and all solicitations will be paid by CGAM.

Service Providers

The Fund’s investment adviser is CG Asset Management LLC located at 733 Third Avenue, 24th Floor, New York, NY 10017.  The Fund’s administrator, fund accountant, and transfer agent is U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.  U.S. Bank, N.A., 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Fund’s Custodian.  Quasar Distributors, LLC located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s principal underwriter and distributor.

Principal Executive Officers and Trustees of the Trust

The following table provides the name, address and principal occupation of the principal executive officers and trustees of the Trust.  The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its series, CG Core Balanced Fund.  The current Board and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Proxy Statement	9

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
James L. Farrell, Ph.D. c/o CG Asset Management, LLC 733 Third Avenue, 24th Floor New York, NY 10017 Year of Birth: 1937	Trustee	Since 2013	Chairman of the Board, The “Q” Group, 1976 - present; Director of Research, Ned Davis Research, 2007-2011; Portfolio Manager, Morse Williams & Co., Inc., 2005-2007; Chairman, Farrell-Sumitomo Life, 1990-2002; Chairman and Founder, Modern Portfolio Theory Associates, 1981-1990; Director of Quantitative Research, Citibank, 1979-1981; Investment Officer, TIAA-CREF, 1966-1979.	1	None
Harlan K. Ullman, Ph.D. c/o CG Asset Management, LLC 733 Third Avenue, 24th Floor New York, NY 10017 Year of Birth: 1941	Trustee	Since 2013	Chairman, Killowen Group (consulting firm), since 1987; Senior Advisor, The Atlantic Council, since 2007. Distinguished Senior Fellow, National Defense University, 2004–2012.	1	Independent Director, The Wall Street Fund, Inc.; Independent Trustee, Wall Street EWM Funds Trust; Chairman, CNI Guard and CNI Guard, Inc.; Advisory Board Member and Director, IE-SPS Ltd.

Proxy Statement	10

Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Trustee During Past Five Years
Amb. Kurt D. Volker c/o CG Asset Management LLC 733 Third Avenue, 24th Floor New York, NY 10017 Year of Birth: 1964	Trustee	Since 2013	Executive Director, McCain Institute for International Leadership, Arizona State University, since February 2012; Senior Fellow and Managing Director, Center for Transatlantic Relations, JHU-SAIS, a think tank, since September 2009; Senior Advisor, Atlantic Council, since October 2009; Managing Director, International – BGR Group, 2011 – 2012; Senior Adviser, McLarty Associates, a global consulting firm, 2010-2011; U.S. Ambassador to NATO, 2008-2009; Diplomat, U.S. Department of State, 1988-2009.	1	Independent Director, The Wall Street Fund, Inc.; Independent Trustee, Wall Street EWM Funds Trust; Trustee, Institute for American Universities, Aix-en-Provence, France.

Proxy Statement	11

Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Trustee During Past Five Years
INTERESTED TRUSTEE AND OFFICERS
Robert P. Morse ** c/o CG Asset Management LLC 733 Third Avenue, 24th Floor New York, NY 10017 Year of Birth: 1945	Chairman, CEO and Trustee	Since 2013	Chief Executive Officer, Chairman and Director, CG Asset Management LLC, since 2013; Partner and Senior Portfolio Manager, Evercore Wealth Management, LLC, 2010-2013; President and a Director, Morse Williams & Co., Inc., 1981-2010; President and sole Director, Wall Street Management Corporation 1984-2010, President and Director, Morse Williams Holding Co., Inc., 1986 - 2010.	1
Chairman, Director, Senior Portfolio Manager, The Wall Street Fund, Inc.; Trustee, Wall Street EWM Funds Trust; English Speaking Union of the U.S.; Society of Mayflower Descendants; Whitehead Institute of Biomedical Research; Youngs Memorial Cemetery/Theodore Roosevelt Memorial; Sterling Gorge, Vermont, Preservation Trust; Morse Williams Holding Co., Inc.

Michael R. Linburn c/o CG Asset Management LLC 733 Third Avenue, 24th Floor New York, NY 10017 Year of Birth: 1933	Executive Vice President, Secretary and Chief Compliance Officer	Since 2013
Chief Compliance Officer and Secretary, CG Asset Management LLC, since 2013; President, Wall Street Management Corporation, since 2013; Independent Consultant to Evercore Wealth Management, LLC, since 2010; Managing Director and Principal, Morse, Williams & Co., Inc., 2003-2010; Chief Compliance Officer, Morse Williams & Co., Inc., 2005-2010; Director of Marketing, Morse, Williams & Co., Inc., 1992-2010.
				N/A	N/A

Proxy Statement	12

Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Trustee During Past Five Years
Jian H. Wang c/o CG Asset Management LLC 733 Third Avenue, 24th Floor New York, NY 10017 Year of Birth: 1962	Executive Vice President and Treasurer	Since 2013
Managing Director and Treasurer, CG Asset Management LLC, since 2013; Executive Vice President, Wall Street Management Corporation, since 2013; Vice President, Evercore Wealth Management, LLC, 2010 - 2013; Managing Director and Principal, Morse, Williams & Co., Inc., an investment adviser affiliate of the Fund, 2005 to 2010; Senior Trader, Morse, Williams & Co., Inc., 1998 – 2010.

			N/A	N/A
I. Andrew McLaughlin c/o CG Asset Management LLC 733 Third Avenue, 24th Floor New York, NY 10017 Year of Birth: 1981	Executive Vice President	Since 2014
Executive Vice President – Operations and Assistant Secretary, CG Asset Management LLC, since 2014; Vice President, Wall Street Management Corporation, since 2013; Vice President, Evercore Wealth Management, LLC, 2010-2013; Associate, Morse, Williams & Co., Inc., until May 2010.
			N/A	N/A

*
Each Trustee serves for an indefinite term until his or her successor is duly elected and qualifies, unless the Trustee resigns, dies or is removed in accordance with the provisions of the Fund’s By-Laws.

**	Denotes a Trustee who is an “interested person” in the Fund because of his association with the adviser and sub-adviser.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call 1-855-460-2838 or write to the Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

Proxy Statement	13

Exhibit A

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of this 20th day of March, 2015, by and between WALL STREET MANAGEMENT CORPORATION, a Massachusetts corporation, (hereinafter referred to as the “Adviser”), and CG FUNDS TRUST, a Delaware statutory trust (hereinafter referred to as the “Trust”), on behalf of the series of the Trust as indicated on Schedule A attached hereto, as may be amended from time to time (each, a “Fund”).

WHEREAS, the Trust is an open-end management investment company, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and is registered as such with the Securities and Exchange Commission (the “SEC”); and

WHEREAS, the Adviser is in the business of rendering investment advisory, statistical and research services, and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the parties desire to provide for continuing services by the Adviser to the Fund pursuant to the terms and conditions hereinafter set forth,

NOW THEREFORE, in consideration of the premises, the parties hereto agree as follows:

1.           The Trust hereby employs the Adviser to manage the investment and reinvestment of the assets of each Fund for the period and on the terms set forth in this Agreement.  The Adviser hereby accepts such employment for the compensation herein provided and agrees during such period to render the services and to assume the obligations herein set forth.

2.           The Adviser shall supervise and manage the investment portfolio of each Fund, and, subject to such policies as the trustees of the Trust may determine, direct the purchase and sale of investment securities in the day-to-day management of each Fund.  The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed an agent of the Trust or any Fund.  However, one or more shareholders, officers, directors or employees of the Adviser may serve as trustees and/or officers of the Trust, but without compensation or reimbursement of expenses for such services from the Trust unless otherwise determined by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust.  Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Trust instrument, as it may be amended from time to time, or any applicable statute or regulation, or to relieve or deprive the trustees of the Trust of their responsibility for, and control of, the affairs of the Trust.

3.           The Adviser in its supervision of the investments of the Fund will be guided by the Fund’s fundamental investment policies and the provisions and restrictions contained in the Agreement and Declaration of Trust and By-laws of the Trust, and as set forth in the Fund’s registration statement and exhibits thereto, as may be filed with the SEC, all subject to the applicable provisions of the 1940 Act.

4.           The Fund will pay its own expenses including, without limitation, interest charges, taxes, costs of purchasing and selling securities for its portfolio, rent, expenses of redemption of shares, auditing and legal expenses; expenses attributable to setting the type for and printing only such copies of prospectuses filed with any Federal or state agency, regulatory authority or governmental department; directors’ fees and expenses necessarily incurred by directors in attendance at directors’ meetings; expenses of administrative personnel and administrative services, custodian fees; fees of transfer agents, registrar and dividend disbursing agents; the cost of stock certificates and corporate reports; all other printing expenses not otherwise allocated to the Adviser hereunder; costs in connection with Board of Trustees’ meetings and the annual or special meetings of shareholders, including proxy material preparation and distribution, filing fees, dues, insurance premiums, miscellaneous management and operating expenses and expenses of an extraordinary and nonrecurring nature.

5.           Subject to the provision of Paragraph 8 hereof, the Fund agrees to pay to the Adviser for its services rendered during the preceding month hereunder on the first business day each month during the term of the Agreement a management fee at the rate set forth in Schedule A to this Agreement.  For the portion of the first month and of the first year in which this fee structure is in effect, or in the event of the termination of the Agreement effective prior to the last day of a month, there shall be an appropriate pro-ration of all computations and payments on the basis of the number of days that the Agreement is in effect during the preceding month and year, respectively.  The Adviser may voluntarily or contractually absorb certain Fund expenses or waive the Adviser’s own management fee.

6.           The term of this Agreement shall begin at the time it receives an affirmative vote of a majority  of the outstanding voting securities of the Fund and shall continue in effect for two years from that date and from year-to-year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof, if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the trustees who are not parties to such contract or interested persons of any such party to such contract (other than as trustees of the Trust) cast in person at a meeting called for that purpose, or by a vote of the majority of the outstanding voting securities of the Fund, and (b) the Adviser shall not have notified the Fund in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year hereafter that it does not desire such continuation.

7.           Notwithstanding anything to the contrary herein, this Agreement may be terminated at any time, without the payment of any penalty, by the trustees of the Trust or by a vote of the majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Adviser.

8.           This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for this purpose having the meaning defined in Section 2(a)(4) of the 1940 Act.

9.           The Adviser, subject to the control and direction of the trustees of the Trust, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for each Fund and for the selection of the markets on or in which the transactions will be executed.  The Adviser may cause each Fund to pay a broker-dealer that provides brokerage or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the Adviser a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting such transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the accounts as to which the Adviser exercises investment discretion (as defined in Section 3(a)(35) of the Exchange Act).  The Adviser shall provide such reports as the trustees of the Trust may reasonably request with respect to each Fund’s brokerage commissions, the manner in which that brokerage was allocated and brokerage and research services received.

10.           The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and has provided the Trust with a copy of the code of ethics and evidence of its adoption.  Upon written request of the Trust, the Adviser shall permit the Trust to examine any reports required to be made by the Adviser pursuant to Rule 17j-1 under the Act, to the extent such reports are not required, pursuant to Rule 17j-1, to be made to the Trust.

11.           The Adviser may employ or contract with such other person or persons, corporation or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Agreement; provided, however, that to the extent that any such employment or contract constitutes such other person or persons, corporation or corporations as an investment adviser to the Fund within the meaning of the 1940 Act, such employment or contracts shall be subject to the approval of the Fund’s shareholders in the manner provided the 1940 Act, prior to its effectiveness.

12.           The Adviser shall not be liable to the Fund for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed on it by this Agreement.

13.           The services of the Adviser herein provided are not to be deemed exclusive and, so long as its services hereunder shall not be impaired thereby, should the Adviser so desire, it may sponsor, promote and provide investment advisory and management services to one or more investment companies other than the Fund.

14.           This Agreement may be amended at any time by agreement of the parties, provided that the amendment shall be approved both by the vote of a majority of trustees of the Trust, including a majority of the trustees who are not parties to this Agreement or interested persons of any such party to this Agreement (other than as trustees of the Trust) cast in person at a meeting called for that purpose and by the holders of a majority of the outstanding voting securities of the Fund.

15.           The obligations of the Trust entered into in the name or on behalf thereof by any of the trustees, representatives or agents of the Trust are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders, or representatives of the Trust personally, but bind only the Trust property, and all persons dealing with any class of shares of the Trust must look solely to the Trust property belonging to such class for the enforcement of any claims against the Trust.

*******

[Signatures follow on next page.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their duly authorized officers as of March 20, 2015.

CG FUNDS TRUST

By: /s/ Michael R. Linburn
Michael R. Linburn
Executive Vice President & Secretary

WALL STREET MANAGEMENT CORPORATION

By: /s/ Michael R. Linburn
Michael R. Linburn
President

SCHEDULE A

Series (“Fund”) of CG Funds Trust	Annual Management Fee Rate as a Percentage of Average Daily Net Assets
CG Core Balanced Fund	0.75%

Exhibit B

OPERATING EXPENSES LIMITATION AGREEMENT

THIS OPERATING EXPENSES LIMITATION AGREEMENT (the “Agreement”) is made as of March ___, 2015, by and between WALL STREET MANAGEMENT CORPORATION, a Massachusetts corporation (hereinafter referred to as the “Adviser”), and CG FUNDS TRUST, a Delaware statutory trust (hereinafter referred to as the “Trust”), on behalf of the series of the Trust as indicated on Schedule A attached hereto, as may be amended from time to time (each, a “Fund”).

WITNESSETH

WHEREAS, the Adviser renders advice and services to the Fund pursuant to the terms and provisions of an Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser, dated as of March ___, 2015 (the “Advisory Agreement”); and

WHEREAS, the Adviser has agreed to limit the Fund’s operating expenses pursuant to the terms and provisions of this Agreement, and the Fund desires to allow the Adviser to implement those limits.

AGREEMENT

NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties, intending to be legally bound hereby, mutually agree as follows:

LIMIT ON OPERATING EXPENSES.  The Adviser hereby agrees to waive all or a portion of its agreed to advisory fees with respect to the Fund under the Advisory Agreement, and to reimburse the Fund for operating expenses it incurs (if necessary) to the extent necessary to ensure that the total operating expenses (excluding all federal, state and local taxes, interest, dividends and interest on short positions, acquired fund fees and expenses, brokerage commissions and other costs incurred in connection with the purchase and sale of securities and extraordinary items) of the Fund do not exceed the amount set forth in Schedule A to this Agreement annually.

REIMBURSEMENT OF FEES AND EXPENSES.  The Adviser has a right to receive reimbursement for fee reductions and/or expense payments made pursuant to this Agreement made in the prior three fiscal years, provided that after giving effect to such reimbursement total operating expenses (excluding all federal, state and local taxes, interest, dividends and interest on short positions, acquired fund fees and expenses, brokerage commissions and other costs incurred in connection with the purchase and sale of securities and extraordinary items) of the Fund do not exceed the amount set forth in Schedule A to this Agreement in the year of reimbursement.

TERM.  The term of this Agreement shall begin on the date first stated above and shall continue in effect for a term of ten years, to expire on February 28, 2025, subject to the provisions for termination and all of the other terms and conditions hereof, and subject to approval at least annually by the vote of a majority of the trustees who are not parties to such contract or interested persons of any such party to such contract (other than as trustees of the Trust).

TERMINATION.  This Agreement can only be terminated by the Board of Trustees of the Trust.

ASSIGNMENT. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including, but not limited to, the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

CG FUNDS TRUST

By:  ___________________________________

WALL STREET MANAGEMENT
CORPORATION

By:  ___________________________________

SCHEDULE A

Series (“Fund”) of CG Funds Trust	Operating Expense Limitation as a Percentage of Average Daily Net Assets
CG Core Balanced Fund – Investor Class Shares	1.25%
CG Core Balanced Fund – Institutional Class Shares	1.00%

PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!
  PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-866-416-0551 Monday through Friday
9 a.m. to 10 p.m. Eastern time

	CONTROL NUMBER	12345678910
Shareholder registration printed here

CG CORE BALANCED FUND
A SERIES OF CG FUNDS TRUST
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERSTO BE HELD ON APRIL 27, 2015

The undersigned, revoking prior proxies, hereby appoints Robert P. Morse and Michael R. Linburn, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of CG Core Balanced Fund (the “Fund”) to be held at the offices of the Trust, 733 Third Avenue, 24th Floor, New York, NY 10017, on Monday, April 27, 2015, at 10:00 a.m., Eastern time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-416-0551.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 27, 2015.  The proxy statement for this meeting is available at:

proxyonline.com/docs/cgcorebalanced.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

CG CORE BALANCED FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

_______________________________________________________________
SIGNATURE (AND TITLE IF APPLICABLE)                                                      DATE

_______________________________________________________________
SIGNATURE (IF HELD JOINTLY)                                                                         DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.  When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve an Investment Advisory Agreement between Wall Street Management Corporation and the Trust on behalf of the Fund.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]